                                                                    Exhibit 99.2

                   FORM OF ELECTION AND LETTER OF TRANSMITTAL
                     TO ACCOMPANY CERTIFICATES FOR SHARES OF
                                 COMMON STOCK OF
                                 EXTENSITY, INC.


This Form of Election and Letter of Transmittal is being delivered to holders of common stock of Extensity, Inc. in connection with the proposed merger of Extensity and Cage Acquisition Inc., a subsidiary of Geac Computer Corporation Limited, pursuant to the Agreement and Plan of Merger, dated as of August 26, 2002, as amended and restated on December 20, 2002, and February 4, 2003, among Extensity, Cage Acquisition Inc., Geac Computers, Inc. and Geac, as described in the accompanying proxy statement/prospectus. The accompanying proxy statement/prospectus provides detailed information about Geac, Extensity and the merger. Please give this information your careful attention. For a more complete description of the merger and the risk factors you should consider in making your election, you should carefully consider the discussions in the sections entitled "Risk Factors" and "The Merger." In the merger, each holder of shares of Extensity common stock ("Extensity Shares") may elect to receive either 0.627 of a Geac common share or $1.75 in cash in exchange for each Extensity Share held (each such amount to be subject to adjustment as described in the accompanying proxy statement/prospectus), provided that such election is timely and properly made. The deadline for making a timely election has been set as 5:00 p.m., Eastern Standard Time on the last business day before the closing of the merger (the "Election Deadline"). The merger is expected to close as soon as practicable after the special meeting of Extensity stockholders on March 3, 2003. Unless the special meeting is adjourned to enable Extensity management to solicit additional proxies in favor of the merger (as described in the accompanying proxy statement/prospectus), Geac and Extensity anticipate the closing of the merger will take place on March 3, 2003, in which case the Election Deadline will be 5:00 p.m., Eastern Standard Time on February 28, 2003. If the special meeting is adjourned, Geac and Extensity will promptly make a public announcement of the time, date, and place at which the adjourned special meeting will be held, and of the new anticipated closing date and Election Deadline. If you surrender your shares of Extensity common stock ("Extensity Shares") in connection with making an election, you will not be able to sell those Extensity Shares unless you revoke your election in the manner described below prior to the Election Deadline.


--------------------------------------------------------------------------------
   To be effective, this Form of Election and Letter of Transmittal, properly completed and signed in accordance with the accompanying instructions, together with certificates representing Extensity Shares ("Extensity Stock Certificates")
   covered hereby (unless you complete Block H in accordance with the enclosed instructions), must be received by Computershare Trust Company of Canada, as Exchange Agent, at the appropriate address set forth below, no later than the Election Deadline, i.e., 5:00 p.m. Eastern Standard Time on the business day prior to the closing of the merger. Please use the enclosed brown envelope, addressed to the Exchange Agent, to return this
                  Form of Election and Letter of Transmittal.
--------------------------------------------------------------------------------

   PLEASE READ AND FOLLOW CAREFULLY THE INSTRUCTIONS ACCOMPANYING THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL, WHICH SET FORTH THE REQUIREMENTS THAT NEED
           TO BE COMPLIED WITH IN ORDER TO MAKE AN EFFECTIVE ELECTION.

ALL EXTENSITY STOCKHOLDERS SHOULD COMPLETE BLOCK A (SEE INSTRUCTIONS 1 AND 2)

                                     BLOCK A
 ACCOUNT INFORMATION AND DESCRIPTION OF EXTENSITY STOCK CERTIFICATES SURRENDERED

Please fill in. (Attach schedule if necessary)

NAME(S) AND ADDRESS OF REGISTERED HOLDER(S)
If there is any error in the name or address shown below, please make the                             Total Number of Shares
necessary corrections                                                        Certificate No (s)       represented by Certificate
-------------------------------------------------------------------------    ------------------       --------------------------
                                                                             ------------------       --------------------------
                                                                             ------------------       --------------------------
                                                                             ------------------       --------------------------
                                                                             ------------------       --------------------------
                                                                             ------------------       --------------------------
                                                                                         Total:
                                                                             ------------------       --------------------------

ALL EXTENSITY STOCKHOLDERS SHOULD COMPLETE BLOCK B  (SEE INSTRUCTION 3)
--------------------------------------------------------------------------------

                                     BLOCK B
                           CASH AND/OR SHARE ELECTION

You must mark one of the following boxes to make an election. Please mark only one of these boxes. If you fail to make any election, you will receive cash for all of your Extensity Shares.

[ ]     Mark this box to       [ ]     Mark this         [ ]     Mark this box to receive a combination of Geac common shares and
        receive Geac common            box to receive            cash.  Insert the number of Extensity Shares for which you are
        shares for all of              cash for all of           electing to receive Geac common shares, and insert the number of
        your Extensity                 your Extensity            Extensity Shares remaining for which you are electing to receive
        Shares.                        Shares                    cash.

                                                                 ___________ Extensity Shares to be exchanged for Geac common shares

                                                                 ___________ Extensity Shares to be exchanged for cash

IF YOU WOULD LIKE YOUR STOCK OR CASH CONSIDERATION TO BE ISSUED IN ANOTHER NAME, YOU SHOULD COMPLETE BLOCK C (SEE INSTRUCTION 4)

                                     BLOCK C
                    SPECIAL TRANSFER OR PAYMENT INSTRUCTIONS

The check and/or Geac common share certificates will be issued in the name(s) printed in Block A unless you indicate a different name and complete the required information below. In this case, a Signature Guarantee must be provided in Block F (See Instruction 7).

IMPORTANT: The Substitute Form W-9 in Block I must be completed by the new account holder.


New Account Information:

--------------------------------------------------------------------------------
(First, Middle and Last Name)

--------------------------------------------------------------------------------
(Street Address and Number)

--------------------------------------------------------------------------------
(City, State/Province, Postal (Zip) Code and Country)

--------------------------------------------------------------------------------
(Area Code and Daytime Phone)

--------------------------------------------------------------------------------
(Social Security / Taxpayer ID Number)



IF YOU WOULD LIKE YOUR STOCK OR CASH CONSIDERATION TO BE DELIVERED TO ANOTHER ADDRESS, YOU SHOULD COMPLETE BLOCK D. (SEE INSTRUCTION 5)

                                     BLOCK D
                          SPECIAL DELIVERY INSTRUCTIONS

The check and/or Geac common share certificates will be mailed to the address shown in Block A unless you check the box and complete the required information below. In this case, a Signature Guarantee must be provided in Block F (See Instruction 7).

[ ] Deliver Check and/or Shares to following address:


--------------------------------------------------------------------------------
(Name)


--------------------------------------------------------------------------------
(Street Address and Number)


--------------------------------------------------------------------------------
(City, State/Province, Postal (Zip) Code and Country)

IF YOU WOULD LIKE YOUR STOCK OR CASH CONSIDERATION TO BE HELD FOR PICK-UP, YOU SHOULD COMPLETE BLOCK E

                                     BLOCK E

[ ]  Hold Check and/or Shares for Pick-Up

ALL EXTENSITY STOCKHOLDERS SHOULD COMPLETE BLOCK F  (SEE INSTRUCTIONS 6-8)

                                     BLOCK F
                       REQUIRED SIGNATURES AND INFORMATION

-----------------------------------------------------         ----------       -----------------------------------------------------
Signature of Stockholder or Authorized Representative         Date             (Street Address and Number)

-----------------------------------------------------         ----------       -----------------------------------------------------
Signature of Stockholder (if Joint Account)                   Date             (City, State/Province, Postal (Zip) Code and Country)

                                                                               (    )                 (   )
-----------------------------------------------------                          ---- ----------------- --- -------------------------
Name of Stockholder (please print or type)                                     (Daytime Phone)        (Evening Phone)

-----------------------------------------------------
Name of Representative (if applicable)



Signature guaranteed by: (if required under Instruction 7)


-----------------------------------------------------         -----------
Authorized Signature Representative                           Date

-----------------------------------------------------
Name of Guarantor (please print or type)

-----------------------------------------------------
Address of Guarantor (please print or type)


IF YOUR STOCK CERTIFICATES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY, YOU SHOULD COMPLETE BLOCK G (SEE INSTRUCTION 9)

                                     BLOCK G
                          NOTICE OF GUARANTEED DELIVERY

[ ]  Mark this box if Extensity Shares are being
     delivered pursuant to a Notice of Guaranteed         Date of Execution of Notice of
     Delivery and complete the following:                 Guaranteed Delivery:
                                                                               ----------------------------------

     Name of Registered                                   Name of Institution that
     Holder:                                              Guaranteed Delivery:
            -------------------------------------                              ----------------------------------

IF YOU HAVE LOST OR DESTROYED YOUR EXTENSITY STOCK CERTIFICATE(S), YOU SHOULD COMPLETE BLOCK H (SEE INSTRUCTION 10)

                                     BLOCK H
                        LOST EXTENSITY STOCK CERTIFICATES

[ ] Mark this box if your Extensity Stock Certificates are lost or destroyed. By signing Block F of this Form of Election and Letter of Transmittal, you certify that:

      (i) you are the lawful owner of the Extensity Shares described in the accompanying Affidavit of Lost or Destroyed Certificates,

      (ii) you have made a diligent search for the Extensity Stock Certificate(s), and have been unable to find it (them), and

      (iii) you have completed the accompanying Affidavit of Lost or Destroyed Certificates and have included it in the enclosed brown envelope with this Form of Election and Letter of Transmittal.

UNLESS YOU HAVE COMPLETED BLOCK H, YOU SHOULD ACCOMPANY YOUR EXTENSITY STOCK CERTIFICATES WHEN RETURNING THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL. DO NOT SIGN EXTENSITY STOCK CERTIFICATES. (SEE INSTRUCTIONS 1-2)



ALL EXTENSITY STOCKHOLDERS SHOULD COMPLETE BLOCK I  (SEE INSTRUCTIONS 11)

-------------------------------------------------------------------------------------------------------------------------------
BLOCK I                            PART 1- Taxpayer Identification Number -           Social Security Number(s) (if awaiting
SUBSTITUTE W-9                     For All Accounts, enter your "TIN" in the       TIN, write "Applied For")
                                   space provided to the right. (For most
                                   individuals, this is your social security
Department of the Treasury         number. If you do not have a TIN, see              Or
Internal Revenue Service           "Obtaining a Number" in the enclosed               ------------------------------------------
Request for Taxpayer               Guidelines).                                       Employer Identification Number(s) (If
Identification Number (TIN) and                                                       awaiting TIN, write "Applied For")
Certification                      CERTIFY BY SIGNING AND DATING BELOW

--------------------------------------------------------------------------------
PART 2- For Payees Exempt from Backup Withholding, see the enclosed Guidelines and complete as instructed therein.

--------------------------------------------------------------------------------
PART 3-- Certification-- Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct TIN (or I am waiting for a TIN to be issued to me); and

(2)   I am not subject to backup withholding because:

      (a)   I am exempt from backup withholding,

      (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or

      (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)   I am a U.S. person (including U.S. resident alien).

CERTIFICATION INSTRUCTIONS. You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

Signature of U.S. Person                                   Date
                         --------------------------------       ----------------

NOTE: Failure to furnish your correct TIN may result in a $50 penalty imposed by the Internal Revenue Service and in backup withholding of certain payments made to you pursuant to the merger. Please review the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional details.

You must complete the following certification if you wrote "Applied For" in Part 1 of Substitute Form W-9
--------------------------------------------------------------------------------

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, reportable payments made thereafter to me may be subject to backup withholding until I provide a number.

Signature                                            Date
          -----------------------------------------       --------------------

                           INSTRUCTIONS FOR COMPLETING

                 THE FORM OF ELECTION AND LETTER OF TRANSMITTAL

         These instructions are for the accompanying Form of Election and Letter of Transmittal being delivered to holders of shares of common stock of Extensity, Inc. ("Extensity Shares"). All elections are subject to the terms of the merger agreement, a copy of which has been furnished to stockholders as part of the accompanying proxy statement/prospectus.


         It is very important that you complete, sign and return the Form of Election and Letter of Transmittal to Computershare Trust Company of Canada, the Exchange Agent, so that the Exchange Agent receives the documents before 5:00 P.M., Eastern Standard Time, on the business day prior to the closing of the merger (the "Election Deadline"). The merger is expected to close as soon as practicable after the special meeting of Extensity stockholders on March 3, 2003. Unless the special meeting is adjourned to enable Extensity management to solicit additional proxies in favor of the merger (as described in the accompanying proxy statement/prospectus), Geac and Extensity anticipate the closing of the merger will take place on March 3, 2003, in which case the Election Deadline will be 5:00 p.m., Eastern Standard Time on February 28, 2003. If the special meeting is adjourned, Geac and Extensity will promptly make a public announcement of the time, date, and place at which the adjourned special meeting will be held, and of the new anticipated closing date and Election Deadline.


         Please use the enclosed brown envelope, addressed to the Exchange Agent, to return the Form of Election and Letter of Transmittal. Unless you have lost your Extensity Stock Certificates (see Instruction 10), or submit your Extensity Shares by book-entry transfer (see Instruction 2) or by Guaranteed Delivery (see Instruction 9), be sure to enclose all your Extensity Stock Certificates with your completed Form of Election and Letter of Transmittal in the brown envelope. All Extensity Stock Certificates must be submitted with the Form of Election and Letter of Transmittal no matter what election you make, unless an exception applies as discussed below. After you surrender your Extensity Shares as required in order to make an election, you will not be able to sell those Extensity Shares, unless you revoke your election in the manner described below prior to the Election Deadline.

         The accompanying proxy statement/prospectus provides detailed information about Geac, Extensity and the merger. Please give this information your careful attention. For a more complete description of the merger and the risk factors you should consider in making your election, you should carefully consider the discussions in the sections entitled "Risk Factors" and "The Merger."

         The Exchange Agent and Geac are authorized in their sole discretion to determine whether an election has been validly and timely made and to disregard what they consider to be immaterial defects. Elections will not be effective until all defects or irregularities that have not been waived by Geac or the Exchange Agent have been corrected.

         THE METHOD USED TO DELIVER THE FORM OF ELECTION AND LETTER OF TRANSMITTAL AND ANY ACCOMPANYING EXTENSITY STOCK CERTIFICATES IS AT THE OPTION AND RISK OF THE HOLDER, AND DELIVERY WILL BE DEEMED EFFECTIVE ONLY WHEN SUCH DOCUMENTS ARE ACTUALLY RECEIVED BY THE EXCHANGE AGENT. EXTENSITY RECOMMENDS THAT THE NECESSARY DOCUMENTATION BE HAND DELIVERED TO EITHER THE EXCHANGE AGENT OR THE U.S. FORWARDING AGENT, AS APPLICABLE, AT ANY OF THEIR OFFICES SPECIFIED BELOW, AND A RECEIPT OBTAINED, OR DELIVERED BY REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED. SHAREHOLDERS WHOSE EXTENSITY SHARES ARE REGISTERED IN THE NAME OF A BROKER, INVESTMENT DEALER, BANK, TRUST COMPANY OR OTHER NOMINEE SHOULD CONTACT THAT NOMINEE FOR ASSISTANCE IN DELIVERING THOSE EXTENSITY SHARES.

1. ACCOUNT INFORMATION AND DESCRIPTION OF EXTENSITY STOCK CERTIFICATES SURRENDERED (Block A)

         The Form of Election and Letter of Transmittal shows in Block A the registration of your account as reflected on the records of Extensity at the time of mailing these instructions. Mark through any incorrect address information that is printed in Block A on the Form of Election and Letter of Transmittal. Clearly print or type your correct address in the space beside the printed information.

2.       SHARES HELD BY A BROKER, BANK OR OTHER NOMINEE; BOOK-ENTRY TRANSFER
         (Block A)

         If some or all of your shares are held in "street name" by a broker, bank or other nominee, please contact your broker, bank or other nominee for instructions on what to do with those shares, and follow those instructions.

3.       CASH AND/OR SHARE ELECTIONS  (Block B)

         The merger agreement allows you to choose the form of consideration you receive in exchange for your Extensity Shares. You may choose to receive all cash, all Geac common shares or a combination of cash and Geac common shares. Stockholders receiving any Geac common shares as consideration in the merger will receive cash in lieu of any fractional Geac common shares they would otherwise be entitled to receive. For more information, please refer to the accompanying proxy statement/prospectus.

IF YOU FAIL TO SUBMIT A PROPERLY COMPLETED FORM OF ELECTION AND LETTER OF TRANSMITTAL PRIOR TO THE ELECTION DEADLINE, YOU WILL BE TREATED AS THOUGH YOU HAD MADE A CASH ELECTION FOR ALL OF YOUR EXTENSITY SHARES. UNLESS YOU HAVE LOST YOUR EXTENSITY STOCK CERTIFICATES, OR SUBMIT YOUR SHARES BY BOOK-ENTRY TRANSFER OR BY GUARANTEED DELIVERY, YOUR FORM OF ELECTION AND LETTER OF TRANSMITTAL MUST BE ACCOMPANIED BY YOUR EXTENSITY STOCK CERTIFICATES.

4.       SPECIAL TRANSFER OR PAYMENT INSTRUCTIONS (Block C)

         The Form of Election and Letter of Transmittal shows in Block A the registration of your account as reflected on the records of Extensity at the time of mailing these instructions. If you want your Geac common shares registered in, and/or your check made payable to, a name or names different from the name(s) printed on Block A, please complete Block C and provide a Signature Guarantee in Block F (See Instruction 7).

5.       SPECIAL DELIVERY INSTRUCTIONS (Block D)

         The Form of Election and Letter of Transmittal shows in Block A the registration of your account as reflected on the records of Extensity at the time of mailing these instructions. If you want your Geac common shares and/or check delivered to an address different from the address printed on Block A, please complete Block D and provide a Signature Guarantee in Block F (See Instruction 7).

6.       REQUIRED SIGNATURES AND INFORMATION  (Block F)

         All stockholders listed on the account must sign the Form of Election and Letter of Transmittal. Please be sure to include your address and daytime and evening telephone numbers in case we need to contact you (though neither Geac, Extensity nor the Exchange Agent is under any obligation to do so). This Form of Election and Letter of Transmittal must be filled in and signed by the holders of the Extensity Shares making the election described above or by such holders' duly authorized representative(s) (in accordance with Instructions 7 and 8).

         (a) If this Form of Election and Letter of Transmittal is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Form of Election and Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such deposited certificate(s) are owned of record by two or more joint owners, all such owners must sign the Form of Election and Letter of Transmittal.

         (b) If this Form of Election and Letter of Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s):

                  (i) such surrendered certificate(s) must be endorsed or be accompanied by appropriate share transfer power of attorney duly and properly completed by the registered owner(s); and

                  (ii) the signature(s) on such endorsement or share transfer power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 7 below. Please refer to Instruction 3, "SPECIAL TRANSFER OR PAYMENT INSTRUCTIONS" for further details.

7.       GUARANTEE OF SIGNATURES (Block F)

         If this Form of Election and Letter of Transmittal is signed by a person other than the registered owner(s) of the Extensity Shares, or if merger consideration (cash and/or Geac shares) is to be issued to a person other than the registered owner(s) or sent to an address other than the address of the registered owner(s) as shown on the records of Extensity, the signature on the Form of Election and Letter of Transmittal must be guaranteed by an Eligible Institution, or in some other manner satisfactory to the Exchange Agent (except that no guarantee is required if the signature in Block B is itself that of an Eligible Institution).

         An "Eligible Institution" means a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP), a Canadian schedule 1 chartered bank, a major trust company in Canada, or a member of the Stock Exchanges Medallion Program
(SEMP). Members of these programs are usually members of a recognized stock exchange in the United States or Canada, members of the National Association of Securities Dealers in the United States, members of the Investment Dealers Association of Canada, or banks and trust companies in the United States or Canada.

8.       FIDUCIARIES, REPRESENTATIVES AND AUTHORIZATIONS (Block F)

         Where this Form of Election and Letter of Transmittal is executed by a person on behalf of an executor, administrator, trustee, guardian, corporation, partnership or association, or is executed by any other person acting in a representative or fiduciary capacity, this Election Form and Letter of Transmittal must be accompanied by satisfactory evidence of their proof of appointment and authority to act. Any of Geac, Extensity or the Exchange Agent, at its discretion, may require additional evidence of appointment or authority or additional documentation.

9.       NOTICE OF GUARANTEED DELIVERY (Block G)

         If an Extensity Shareholder wishes to deposit Extensity Shares in connection with the merger and (i) the certificates representing such Extensity Shares are not immediately available or (ii) the Extensity Shareholder cannot deliver the certificates representing such Extensity Shares and all other required documents to the Exchange Agent or the U.S. Forwarding Agent on a timely basis at or prior to the Election Deadline, such Extensity Shares may nevertheless be deposited by means of a notice of guarantee delivery provided that all of the following conditions are met.

         (a) such a deposit is made by or through an Eligible Institution (as defined in Instruction 7):

         (b) a properly completed and duly executed Notice of Guaranteed Delivery in the form accompanying this Form of Election and Letter of Transmittal, or an originally signed facsimile copy thereof, is received by the Exchange Agent at its office in Toronto specified in the Notice of Guaranteed Delivery on or before the third trading day on the Nasdaq exchange following the Election Deadline; and


         (c) the certificates representing the deposited Extensity Shares in proper form for transfer together with a properly completed and duly executed copy of the Form of Election and Letter of Transmittal, or an originally signed facsimile copy thereof, must be received at the Toronto office of the Exchange Agent at or before 5:00 p.m. (Toronto time) on the third trading day on the Nasdaq exchange following the Election Deadline.


         The Notice of Guaranteed Delivery may be delivered by hand or courier, transmitted by facsimile transmission or delivered by mail to the Exchange Agent at its office in Toronto specified in the Notice of Guaranteed Delivery not later than the Election Deadline and must include a guarantee to deliver by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery. Delivery to any office or transmission other than to the specified office or facsimile number does not constitute delivery for this purpose.

10.      LOST EXTENSITY STOCK CERTIFICATES  (Block H)

         If an Extensity Stock Certificate has been lost or destroyed, this Form of Election and Letter of Transmittal, including Block H, should be completed and forwarded to the Exchange Agent. In addition, an Affidavit of Lost or Destroyed Certificates, the form of which accompanies this Form of Election and Letter of Transmittal, should also be forwarded to the Exchange Agent. If an Extensity Stock Certificate has been lost or destroyed, please ensure that you provide your telephone number to the Exchange Agent in case they need to contact you (though neither Geac, Extensity nor the Exchange Agent is under any obligation to do so).

11.      TAXPAYER IDENTIFICATION NUMBER AND BACKUP WITHHOLDING (Block I)

         United States federal income tax law generally requires that a holder of Extensity Shares who receives cash in exchange for Extensity Shares, including cash instead of fractional Geac common shares, must provide the Exchange Agent with his correct Taxpayer Identification Number ("TIN"), which, in the case of a holder of Extensity Shares who is an individual, is generally the individual's social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding at a rate of 30% may be imposed upon the gross proceeds of any payment received hereunder. If withholding results in an overpayment of taxes, a refund may be obtained. Please consult your tax advisor regarding obtaining refunds.

         To avoid backup withholding, each holder must provide his correct TIN by completing the "Substitute Form W-9" set forth on the reverse side of the Form of Election and Letter of Transmittal, which requires such holder to certify under penalties of perjury, (1) that the TIN provided is correct (or that such holder is awaiting a TIN), (2) that (i) the holder is not subject to or exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that he is no longer subject to backup withholding, and (3) that the holder is a U.S. person (including a resident alien). Each holder should complete Substitute Form W-9 regardless of whether the holder has previously furnished a TIN or the certification on Substitute Form W-9 with respect to dividend payments.

         Exempt holders (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct TIN in Part 1 of Substitute Form W-9, write "Exempt" in Part 2 of such form, and sign and date the form. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions. In order for a nonresident alien or foreign entity to prevent backup withholding, such person must timely submit a completed Form W-8BEN ("Certificate of Foreign Status") signed under penalties of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent.

         If Extensity Shares are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report. If you do not have a TIN, consult the W-9 Guidelines for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If you do not provide your TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until you furnish your TIN to the Exchange Agent. Note: Writing "Applied For" on the form means that you have already applied for a TIN or that you intend to apply for one in the near future.

12.      MISCELLANEOUS

         (a) If the space on this Form of Election and Letter of Transmittal is insufficient to list all required information, you may include such information on one or more separate signed sheets and attach them to this Form of Election and Letter of Transmittal.

         (b) If deposited Extensity Shares are registered in different forms (e.g. `John Doe' and `J. Doe'), a separate Form of Election and Letter of Transmittal should be signed for each different registration. You may photocopy the enclosed Form of Election and Letter of Transmittal, or contact the Exchange Agent at the address below for additional copies.

         (c) No alternative, conditional or contingent surrender of Extensity Shares will be accepted.

         (d) Any revocation or change of an election must be made in writing and received by the Exchange Agent prior to the Election Deadline. In the event of a change of an election, this notice must be accompanied by a properly completed and signed election form indicating the changed election.

         (e) This Form of Election and Letter of Transmittal and any agreement resulting from this Form of Election and Letter of Transmittal will be construed in accordance with and governed by the laws of the State of Delaware.

         Additional copies of the proxy statement/prospectus, the Form of Election and Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Exchange Agent at any of its offices at the addresses listed below.

                      DELIVERY ADDRESSES OF EXCHANGE AGENT:

By Mail:                                    By Hand or Courier:                      To U.S. Forwarding Agent by Hand or
(First Class)                               (FedEx, Airborne, UPS, DHL, USPS         Courier:
                                            Express Mail)                            (FedEx, Airborne, UPS, DHL, USPS
                                                                                     Express Mail)

Computershare Trust Company of Canada       Computershare Trust Company of Canada    Computershare Trust Company of New York
P.O. Box 7021                               100 University Avenue 9th Floor          Wall Street Plaza
31 Adelaide Street East                     Toronto Ontario Canada                   88 Pine Street 19th Floor
Toronto Ontario Canada                      M5J 2Y1                                  New York, New York 10005
M5C 3H2                                     Attention: Corporate Actions
Attention: Corporate Actions



Delivery of the Form of Election and Letter of Transmittal to an address other than those set forth above will not constitute a valid delivery to the Exchange Agent. If you send certificate(s) representing Extensity Shares with the Form of Election and Letter of Transmittal by mail, it is recommended that you use registered mail insured for 2% of their market value ($20.00 minimum), return receipt requested.

For more information, please call toll free: 1-800-564-6253 or E-mail: caregistryinfo@computershare.com

         GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
                               SUBSTITUTE FORM W-9

      GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER OF THE PAYEE
(YOU) TO GIVE THE PAYER. -- Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

                                              GIVE THE SOCIAL SECURITY
       FOR THIS TYPE OF ACCOUNT:                     NUMBER OF --
1.  Individual                                The Individual

2.  Two or more individuals                   The actual owner of the
    (joint account)                           account or, if combined
                                              funds, the first
                                              individual on the
                                              account(1)

3.  Custodian account of a                    The minor (2)
    minor (Uniform Gift to
    Minors Act)

4.  a. The usual revocable                    The grantor-trustee(1)
    savings trust account
    (grantor is also trustee)

    b. So-called trust                        The actual owner(1)
    account that is not a
    legal or valid trust under
    state law

5.  Sole proprietorship                       The owner (3)

                                                 GIVE THE EMPLOYER
                                                IDENTIFICATION NUMBER
    FOR THIS TYPE OF ACCOUNT:                           OF --
6.  Sole proprietorship                       The owner(3)

7.  A valid trust, estate, or                 The legal entity(4)
    pension trust

8.  Corporate                                 The corporation

9.  Associates, club,                         The organization
    religious, charitable,
    educational, or other
    tax-exempt organization

10. Partnership                               The partnership

11. A broker or registered                    The broker or nominee
    nominee

12. Account with the                          The public entity
    Department of
    Agriculture in the name
    of a public entity (such
    as a state or local
    government, school
    district, or prison) that
    receives agricultural
    program payments

--------------------------
(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)   Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number of your employer identification number (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

      If you don't have a taxpayer identification number or your don't know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from withholding include:

      - An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

      - The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or instrumentality of any one or more of the foregoing.

      - An international organization or any agency or instrumentality thereof.

      - A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

      -     A corporation.

      -     A financial institution.

      - A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

      -     A real estate investment trust.

      -     A common trust fund operated by a bank under Section 584(a).

      - An entity registered at all times during the tax year under the Investment Company Act of 1940.

      - A middleman known in the investment community as a nominee or custodian.

      - A futures commission merchant registered with the Commodity Futures Trading Commission.

      -     A foreign central bank of issue.

      -     A trust exempt from tax under Section 664 or described in Section
            4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

      -     Payments to nonresident aliens subject to withholding under Section
            1441.

      - Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

      -     Payments of patronage dividends not paid in money.

      -     Payments made by certain foreign organizations.

      -     Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

      - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest if $600 or more and you have not provided your correct taxpayer identification number to the payer.

      - Payment of tax-exempt interest (including exempt-interest dividends under Section 852).

      -     Payments described in Section 6049(b)(5) to nonresident aliens.

      -     Payments on tax-free covenant bonds under Section 1451.

      -     Payments made by certain foreign organizations.

      -     Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Exempt payees described above must file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART II OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

PRIVACY ACT NOTICE. -- Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold up to 30.5% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

PENALTIES

(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE


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